Supplement dated August 9, 2006

to the Statement of Additional Information for John Hancock Funds II

Dated October 17, 2005

(As Amended and Restated July 24, 2006)

The following disclosure is added under “Investment Management Arrangements and Other Services - The Subadvisory Agreements:”

Affiliated Subadvisers. Both the Adviser and the subadvisers listed below are controlled by Manulife Financial Corporation (“MFC”):

MFC Global Investment Management (U.S.A.) Limited (“MFC Global”),

Declaration Management & Research LLC (“Declaration”), and

Sovereign Asset Management LLC (“Sovereign”)

(collectively, “Affiliated Subadvisers”).

Advisory arrangements involving Affiliated Subadvisers may present certain potential conflicts of interest. For each portfolio subadvised by an Affiliated Subadviser, MFC will benefit not only from the net advisory fee retained by the Adviser but also from the subadvisory fee paid by the Adviser to the Affiliated Subadviser. Consequently, MFC may be viewed as benefiting financially from (i) the appointment of or continued service of Affiliated Subadvisers to manage Trust portfolios; and (ii) the allocation of the assets of the Lifestyle Funds and the Absolute Return Fund (the “Funds of Funds”) to portfolios having Affiliated Subadvisers. However, both the Adviser in recommending to the Board of Trustees the appointment or continued service of Affiliated Subadvisers and MFC Global in allocating the assets of the Funds of Funds, have a fiduciary duty to act in the best interests of the Trust's portfolios and its shareholders. In addition, under the Trust's "Manager of Managers" exemptive order received from the Securities and Exchange Commission, the Trust is required to obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadviser as the subadviser to a Trust portfolio (in the case of a new portfolio, the initial sole shareholder of the portfolio, an affiliate of the Adviser and MFC, may provide this approval). The "disinterested" Trustees on the Trust's Board of Trustees are aware of and monitor these potential conflicts of interest.

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